October 31, 2021

SUMMARY PROSPECTUS

New Covenant Growth Fund (NCGFX)

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, and annual and semi-annual reports, online at www.NewCovenantFunds.com. You can also get this information at no cost by dialing 1-877-835-4531. The Fund's prospectus and Statement of Additional Information, dated October 31, 2021, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Fund's website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary

NewCovenantFunds.com

SEI / SUMMARY PROSPECTUS

Investment Objective

The Fund's investment objective is long-term capital appreciation. A modest amount of dividend income may be produced by the Fund's equity securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Growth Fund	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in a diversified portfolio of equity securities that are components of an index that represents broad exposure to the U.S. equity market (the "Index"), includes approximately 3,000 securities and is not concentrated in any particular industry. The Fund will seek generally to replicate the performance of the Index, subject to such variation as may arise as a result of implementation of the Presbyterian Principles discussed below.

The Fund seeks to invest consistent with social-witness principles established by the General Assembly of the Presbyterian Church (U.S.A.) (the "Presbyterian Principles"), as reflected in Guidelines put forth by the Committee on Mission Responsibility Through Investing (the "Committee"). In doing so, the Fund will not invest in certain companies, despite that company being a component in the Index. The Fund seeks to avoid investing in companies involved in tobacco, alcohol and gambling, along with for-profit prisons, and some companies related to weapons production, antipersonnel land mines, handguns and assault weapons. In addition, at times a company involved in serious human rights violations may also be screened. The Fund may also screen companies for other reasons when deemed appropriate to implement the Presbyterian Principles. The Fund's investment performance will depend, among other things, on the Fund's tracking of the Index and the performance of the Index. The Fund's ability to track the performance of the Index will be affected by differences between the Index and the Fund's portfolio resulting from adherence to the Presbyterian Principles, as well as by factors such as the size and timing of cash flows into and out of the Fund, and the Fund's fees and expenses.

The Fund generally will attempt to invest in securities comprising the Index in approximately the same proportions as they are represented in the Index, subject to such changes resulting from implementation of the Presbyterian Principles. It may not be possible or practicable to purchase all of the securities composing the Index or to hold them in the same weightings as they are represented in the Index. In those cases, the Fund's sub-adviser (the "Sub-Adviser") may employ a sampling or optimization technique to replicate the Index. In seeking to track the performance of the Index, the Fund may invest in the

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following securities, not all of which may be constituents of the Index: common stocks, preferred stocks, depository receipts, rights, warrants, exchange-traded funds (ETFs), publicly traded equity real estate investment trusts (REITs), and futures contracts based on indexes of particular groups or varieties of securities.

The Sub-Adviser selects the Fund's securities under the general supervision of SIMC. The Sub-Adviser's investment strategy seeks to closely track the Index return, subject to such variations as arise from implementation of the Presbyterian Principles. The market capitalization and composition of the Index is subject to change. SIMC and the Sub-Adviser may sell securities that are represented in the Index or purchase securities that are not represented in the Index, prior to or after their removal or addition to the Index.

The Sub-Adviser also has the authority to vary from the Index: (i) to conform the Fund's portfolio to the Presbyterian Principles; (ii) to favor, consistent with the Presbyterian Principles, securities of companies that are more highly ranked with respect to environmental, social and governance ("ESG") criteria (e.g., company business models, corporate governance policies, relationships with stakeholders, and history of controversies) than other companies in the Fund's portfolio; and (iii) to a lesser extent, manage risk and seek efficient trading costs.

Principal Risks

The following principal risks could affect the value of your investment:

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers various social-witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

Tracking Error Risk — The risk that the Fund's performance may vary substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, implementation of the Presbyterian Principles, and favoring ESG and other factors.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Derivatives Risk — The Fund's use of futures contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above and leverage risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes

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payable by shareholders. Both U.S. and non-U.S. regulators have adopted and are in the process of implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be appropriate for investors who are looking for capital appreciation as compared to current income; can accept the risks of investing in a portfolio of common stocks; can tolerate performance that can vary substantially from year to year; and have a long-term investment horizon.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.NewCovenantFunds.com or by calling the Fund toll-free at 877-835-4531. On May 13, 2019, the Fund transitioned from an actively managed strategy to its current strategy of investing in equity securities that are components of the Index.

Best Quarter: 21.99% (06/30/20) Worst Quarter: -20.59% (03/31/20) The Fund's total return (pre-tax) from January 1, 2021 to September 30, 2021 was 14.65%.

Average Annual Total Returns (for the periods ended December 31, 2020)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

This table compares the Fund's average annual total returns to those of a broad-based index.

New Covenant Growth Fund	1 Year	5 Years	10 Years
Fund Return Before Taxes	20.21%	14.08%	11.72%
Fund Return After Taxes on Distributions	18.99%	12.77%	10.09%
Fund Return After Taxes on Distributions and Sale of Fund Shares	12.70%	11.05%	9.16%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%

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Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
David L. Hintz, CFA	Since 2017	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2012 Since 2014	Head of Investment Management Chief Investment Officer

Purchase and Sale of Fund Shares

You may purchase, exchange (into another New Covenant Fund or into the Federated Treasury Obligations Fund) or redeem Fund shares on any business day via mail (New Covenant Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 877-835-4531 or through approved selling agents or brokers. You may also purchase or redeem Fund shares by wire transfer or exchange Fund shares through account access online at www.NewCovenantFunds.com. The minimum initial and subsequent investment amounts are shown below.

Minimum Investments:	To Open Your Account	To Add to Your Account	Automatic Investment Plan
All Accounts	$500	$100	$50

Tax Information

The distributions made by the Fund are generally taxable and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.